Exhibit 77Q1

Artisan Funds, Inc.
1940 Act File No. 811-8932
Report on Form N-SAR for the period ended March 31, 2008
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Sub-Item 77Q1:    Exhibits


Exhibit Number       Description
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                     Amendment of Amended and Restated Articles of Incorporation
                     dated as of February 14, 2008

(a)(1) Previously filed. Incorporated by reference to exhibit (a)(15) filed with post-effective amendment no. 38 to the registration statement of Artisan Funds, Inc., Securities Act file number 33-88316, filed on February 14 2008.